CNA INSURANCE COMPANIES
[LETTERHEAD]






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Continental Casualty Company
[LETTERHEAD]

                                                   Policy Number,    SR-83099599

Application is hereby made to the Continental Casualty Company for a policy of group disability income insurance based on the following statements and representations:

1.    Employer: The Morgan Group, Inc.

      Address:      2746 US 20 West

      City: Elkhart                       State: IN            Zip Code: 46514

      Nature of Business: Transportation Services

2. What period of time must elapse before an employee is eligible for this coverage?

      Present Employees: 0 days                      New Employees: 0 days

      The following group or groups of employees are eligible:

                        DESCRIPTION OF ELIGIBLE EMPLOYEES

      Class 1:  All active, full-time* Officers and Management.

      Class II: All active, full-time* Employees excluding Truck Drivers,
                Warehouse Employees, Officers and Management.


        *"Active, full-time" means an employee works at least 30 hours per week. Part-time, temporary or seasonal employees are not eligible.

3.      Total Number of Employees on Payroll: 341 Total Number Eligible: 341

4.      Insured Employee  Occupation Period:  Class 1: To the end of the Maximum
                                                       Period Payable.

                                              Class 11: 24 months

5.    Premium is calculated by: SEE ADDENDUM 1.

6.    Premium is payable in the following manner: SEE ADDENDUM 1.

7.    What percent of the premium is to be paid by the Employer? 100%

8. This policy shall be made effective at 12:01 A.M., Standard Time at the above address of the Employer on January 1, 1998.

The insurance of Employees who become eligible after the effective date of this policy shall become effective on the first day of the month that falls on or next follows the date the employee becomes eligible for this insurance.





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9.      Schedule of  Benefits  MONTHLY  BENEFIT  67% of the  Insured  Employee's
        salary (1) or $10,000, whichever is the lesser amount, minus the reductions in (2) below.

           60% of the Insured Employee's salary (1) or $4,000, whichever is the lesser amount, minus the reductions in (2) below.

      MAXIMUM PERIOD PAYABLE

           See Addendum 3.

      ELIMINATION PERIOD

           180 days

      Includes Features Checked
      [ ]       PARTIAL DISABILITY BENEFIT - REDUCTION.

      [ ]       REHABILITATIVE EMPLOYMENT BENEFIT - REDUCTION:

      [X]       RESIDUAL DISABILITY BENEFIT

      [X]       SURVIVOR INCOME BENEFIT - MAXIMUM PERIOD PAYABLE: 6 MONTHS

      [ ]       COST OF LIVING ADJUSTMENT BENEFIT

      (1)    See Addendum 2

      (2)    See Addendum 2

             AGENT OR BROKER                   EMPLOYER

             Name of Firm: Financial           Name:  Lyle C. Haws
                           Partners, Inc.            ----------------------
                                                       (please print)
             Name of agent or
             broker (please print):            Title: VP-Human Resources
             Melvin Jacobson

             Signature: /s/ Melvin Jacobson    Signature: /s/ Lyle C. Haws
                                                          -------------------
             Date: March 30, 1998              Date: March 9, 1998


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                  ADDENDUM 1                            SR-83099599

                                                        Policy Number

                  The Morgan Group, Inc.                January 1, 1998
                  Employer                              Effective Date



5.    Premium is calculated by:

Multiplying the total insured salary by .0033. Do not include salary for any individual in excess of per month in the premium calculation.

         Class  I: $15,000
         Class II: $ 6,667

6.    Premium is payable in the following manner:

The policy is issued in consideration of the payment in arrears of the monthly premium. The monthly premium is calculated at the premium rate stated above. Such payment shall be made within 20 days after the end of each monthly premium accounting period and shall be accompanied by a premium adjustment report.

If an addition, termination or change in insurance takes place other than on a regular due date, any premium adjustment will take effect on the next due date.

If notice of termination or change is received more than six months after the termination or change became effective, We are not required to give a refund or credit for the period in excess of six months.

"Salary" as used in Statements 5 and 6 shall mean the monthly wage or salary paid to the Insured Employee by the Employer excluding commissions, overtime earnings, incentive pay, bonuses or other compensation.



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                  ADDENDUM 2                                     SR-83099599
                                                                 Policy Number

                  The Morgan Group, Inc.                         January 1, 1998
                  Employer                                       Effective Date


(1) "Salary" means the monthly wage or salary that the Insured Employee was receiving from the Employer on the date the Disability began. It excludes commissions, overtime earnings, incentive pay, bonuses or other compensation.

(2)     The Monthly Benefit under this policy shall be reduced by:

         1. Disability benefits paid, payable, or for which there is a right under:

                  a. The Social Security Act, including any amounts for which the Insured Employee's dependents may qualify because of the Insured Employee's Disability,

                  b. Any Workers Compensation or Occupational Disease Act or Law, or any other law which provides compensation for an occupational injury or sickness, or

                  c.       Any State Disability Benefit Law:

         2.       Disability benefits paid under:

                  a.       Any group  insurance  plan provided by or through the
                           Employer:

                  b.       Any formal sick leave plan provided by the Employer;

                  c.       Any Retirement Plan provided by the Employer; or

         3. Retirement benefits paid under the Social Security Act including any amounts for which the Insured Employee's dependents may qualify because of the Insured Employee's retirement;

         4. Retirement benefits paid under a Retirement Plan provided by the Employer except for amounts attributable to the Insured Employee's contributions.

         If any benefit described above is paid in a single sum through compromise settlement or as an advance on future liability, the amount which pertains to the Insured Employee's Disability will be divided by the number of months from the date of its receipt to the end of the benefit period applicable to the Insured Employee. The result shall be deducted from the Insured Employee's Monthly Benefit.

         The Monthly Benefit, after the reductions stated above, if any, will not be further reduced for subsequent cost-of-living increases which are paid, payable, or for which there is a right under any other benefit described above.

         "Retirement Plan" means a plan which provides retirement benefits to employees and is not funded wholly by employee contributions. It does not include: 1) a profit sharing plan, a thrift or savings plan; 2) an individual retirement account (IRA); 3) a tax sheltered annuity (TSA);
         4) a stock ownership plan; or 5) a deferred compensation plan.

         In no event will the Monthly Benefit payable for Total Disability (but not for Residual Disability) be reduced to less than $100 or 10% of the Insured Employee's Monthly Benefit prior to the reductions stated above, whichever is greater.



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ADDENDUM 3


The Morgan Group, Inc.
Employer

Applicable to Class 1:

      MAXIMUM PERIOD PAYABLE

      Age on Date
      Disability Commences

      61 years or younger

      62 years

      63 years

      64 years

      65 years

      66 years

      67 years

      68 years

      69 years or older

Applicable to Class II:

      65 years

      66 years

      67 years

      68 years

      69 years or older

SR-83099599
Policy Number

January 1, 1998
Effective Date





To the Insured Employee's 65th birthday

42 months

36 months

30 months

24 months

21 months

18 months

15 months

12 months

24 months

21 months

18 months

15 months

12 months



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                  ADDENDUM 4                                  SR-83099599
                                                              Policy Number

                  The Morgan Group, Inc.                      January 1, 1998
                  Employer                                    Effective Date



Listed below are the Subsidiaries and/or Affiliates insured under this policy:



Morgan Drive Away

Interstate Indemnity

Transfer Drivers, Inc. (T.D.I.)

Morgan Financial, Inc.